               FIFTY-SECOND SUPPLEMENTAL INDENTURE




                 COLUMBUS SOUTHERN POWER COMPANY

     (formerly Columbus and Southern Ohio Electric Company)


                               TO


                         CITIBANK, N.A.,
                                              Trustee



                     Dated:  October 1, 1993





           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                6.10% Series due November 1, 2003





     Supplemental to Indenture of Mortgage and Deed of Trust
                     Dated September 1, 1940




                       TABLE OF CONTENTS

                                                             Page

PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
GRANTING CLAUSES . . . . . . . . . . . . . . . . . . . . . . .  2
HABENDUM . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
MATTERS TO WHICH THE CONVEYANCE IS SUBJECT . . . . . . . . . .  3
DECLARATION OF TRUST . . . . . . . . . . . . . . . . . . . . .  3


                           ARTICLE I.

             First Mortgage Bonds of the New Series

SECTION 1.     Creation of series; designation;
               date; maturity; place of payment of
               principal and interest; rate of
               interest; time of payment of
               interest; record date . . . . . . . . . . . . .  4

SECTION 2.     Redemption. . . . . . . . . . . . . . . . . . .  6

SECTION 3.     Form of bonds of the New Series . . . . . . . .  6

SECTION 4.     Transfer and exchange of bonds of
               the New Series. . . . . . . . . . . . . . . . .  6

                           ARTICLE II.

                Issue of Bonds of the New Series

Bonds may be issued as permitted by Article III
  of Indenture . . . . . . . . . . . . . . . . . . . . . . . .  7

                          ARTICLE III.

                      Earnings Certificate

Extension of Provisions of Part II, and provisions for
  deletion of Part I, of subdivision 3(e) of Section 3
  of Article III of Indenture. . . . . . . . . . . . . . . . .  7

                           ARTICLE IV.

                Maintenance and Replacement Fund

Extension of Maintenance and Replacement Fund
  provisions of First Supplemental Indenture . . . . . . . . .  7

                           ARTICLE V.

                           The Trustee

Responsibilities, duties and liabilities of Trustee. . . . . .  8

                           ARTICLE VI.

                    Miscellaneous Provisions

SECTION 1.     Indenture and New Supplemental
               Indenture constitute one
               instrument. . . . . . . . . . . . . . . . . . .  8

SECTION 2.     Benefits limited to parties and
               holders of bonds. . . . . . . . . . . . . . . .  8

SECTION 3.     Successors and assigns of Company bound . . . .  8

SECTION 4.     Execution in counterparts . . . . . . . . . . .  9

TESTIMONIUM. . . . . . . . . . . . . . . . . . . . . . . . . .  9

SCHEDULE I . . . . . . . . . . . . . . . . . . . . . . . . . .I-1



          FIFTY-SECOND SUPPLEMENTAL INDENTURE, dated the first day of October, in the year One Thousand Nine Hundred Ninety Three
(1993) (the "New Supplemental Indenture"), between Columbus Southern Power Company, the corporate title of which was, prior to September 10, 1987, Columbus and Southern Ohio Electric Company (hereinafter called the "Company"), a corporation duly organized and existing under and by virtue of the laws of the State of Ohio and having its principal office in the City of Columbus in said State, party of the first part, and Citibank, N.A., a national banking association incorporated and existing under and by virtue of the laws of the United States of America and having its principal place of business in the Borough of Manhattan, The City of New York in the State of New York, as Trustee under the Indenture of Mortgage and Deed of Trust, fifty-one indentures supplemental thereto and the Supplemental Agreement hereinafter mentioned, party of the second part,

                      W I T N E S S E T H :

          WHEREAS, the Company has heretofore executed and delivered to First National City Trust Company (then called City Bank Farmers Trust Company) and its successors in trust, as trustee, the Company's Indenture of Mortgage and Deed of Trust, dated the first day of September, 1940 (hereinafter referred to as the "Indenture"), for the security of all bonds of the Company to be outstanding under the Indenture and all indentures supplemental thereto, and by said Indenture, as supplemented, has conveyed to said trustee and its successors in trust, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Indenture; and

          WHEREAS, the Indenture has been supplemented by fifty-one supplemental indentures; and

          WHEREAS, by a certain Supplemental Agreement, dated April 26, 1962, said First National City Trust Company has been succeeded by the party of the second part hereto, Citibank, N.A. (then called First National City Bank) (hereinafter referred to as the "Trustee"), as trustee under the Indenture and all indentures supplemental thereto; and

          WHEREAS, the Indenture provides that the bonds issuable thereunder may be issued in one or more series and that, with respect to each series of bonds, the Company shall execute and deliver to the Trustee a supplemental indenture which specifies the designation, terms and provisions of the bonds of such series, as required in or permitted by the Indenture; and

          WHEREAS, the Company has heretofore issued under the Indenture as heretofore supplemented fifty-five series of bonds;
and

          WHEREAS, in addition to the property described in the Indenture, and the Second through Sixteenth and Eighteenth through Fifty-first Supplemental Indentures supplemental thereto, the Company has acquired the property hereinafter described, and has covenanted in the Indenture to execute and deliver such further conveyances and transfers as may be necessary or proper for the better assuring and confirming to the Trustee of all or any part of the trust estate; and

          WHEREAS, the Company desires, without limiting hereby the principal amount of bonds of any Series heretofore created, or which may hereafter be issued under the Indenture as heretofore supplemented and as supplemented by this New Supplemental Indenture, to create by this New Supplemental Indenture a new series of bonds to be issued under the Indenture and to specify the designation, terms and provisions of the bonds of such series as in the Indenture provided or permitted; and

          WHEREAS, all the conditions and requirements necessary to make this New Supplemental Indenture, when duly executed, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this New Supplemental Indenture in the form and with the terms hereof have in all respects been duly authorized by resolution of the board of directors of the Company;

          NOW, THEREFORE, in consideration of the premises, and in further consideration of the sum of One Dollar ($1.00) in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this New Supplemental Indenture, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, the Company has executed and delivered this New Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm, unto Citibank, N.A., as Trustee as aforesaid, and to its successors in trust and to its and their assigns, forever, all of the property and interests in property, including all electric transmission lines of the Company and related equipment, all electric distribution systems and related equipment, all electric substations, switching stations and sites, all office buildings, service buildings, garages, and related facilities, all facilities for the handling and storage of fuel including coal handling and related facilities, and all other real property of the Company and all interests therein of every nature and description (except in all of the foregoing cases, property excepted and excluded from the lien and operation of the Indenture) constructed or otherwise acquired by the Company and not heretofore described in the Indenture or in any indenture supplemental thereto and not heretofore released from the lien of the Indenture, together with all and singular the tenements, hereditaments and appurtenances whatsoever belonging or in any wise appertaining to the aforesaid property or any part thereof; and the reversion and reversions, remainder and remainders, and the incomes, rents, issues and profits thereof, and of every part and parcel thereof; and all of the estate, right, title, interest, property, claim and demand of every nature and kind whatsoever of the Company at law, in equity or otherwise howsoever, of, in and to the same and every part and parcel thereof.

          Also, to the extent permitted by law, the Company's interest in any other property, real, personal and mixed (except as may have been expressly provided in the Indenture to be excepted from the lien thereof) of whatsoever kind and character and all appurtenances thereto, including (but without limiting the generality of the foregoing) all and singular its corporate, municipal and other franchises, permits, ordinances, consents, privileges, immunities and licenses of every kind, description and character.

          TO HAVE AND TO HOLD the foregoing properties unto the Trustee, and its successors and assigns, to and for the only proper use, benefit and behalf of the Trustee, and its successors and assigns forever:

          SUBJECT, HOWEVER, to the exceptions and reservations and matters hereinabove recited; to existing leases; to taxes and assessments not in default; to alleys, streets and highways that may run across or encroach upon said lands; to undetermined liens and charges, if any, incidental to construction; to easements, rights-of-way, reservations, and restrictions (other than easements, rights-of-way, reservations or restrictions securing, or constituting a lien or charge for, the payment of money or its equivalent) existing by operation of law or otherwise, over, under, upon or against such property; to mortgages, encumbrances or other liens (existing at the date of acquisition) on properties and franchises acquired after the date of the Indenture; to purchase money mortgages upon properties and franchises, acquired after the date of the Indenture, created by the Company at the time of acquisition of such properties and franchises; to permissible encumbrances, as the term "permissible encumbrances" is defined in Article I of the Indenture; and to the Indenture.

          IN TRUST NEVERTHELESS, for the purposes, to the extent, upon the conditions and for the period stated or provided in the Indenture and the indentures supplemental thereto.

          THIS INDENTURE FURTHER WITNESSETH, that in further consideration of the premises and for the considerations aforesaid, it is agreed by and between the Company, for itself and its successors and assigns, and the Trustee, for itself and its successor or successors in trust under the Indenture, as follows:

                           ARTICLE I.

             First Mortgage Bonds of the New Series

          SECTION 1. There is hereby created, in addition to the fifty-five series of bonds heretofore created under and secured by the Indenture, a fifty-sixth series of bonds to be issued under and secured by the Indenture, to be designated, distinguished and known as "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.10% Series due November 1, 2003" of the Company (herein called "bonds of the New Series"). Bonds of the New Series may be issued in an aggregate principal amount not to exceed $20,000,000 (except as provided in Section 8 of Article II of the Indenture). Said bonds shall forthwith be executed on behalf of the Company by its Chairman of the Board, President or a Vice President, under its corporate seal, attested by its Secretary or an Assistant Secretary, and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company, subject, however, to all the terms, conditions and limitations in
Article III of the Indenture, as heretofore supplemented.

          Unless otherwise determined by the Company, the bonds of the New Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof. The bonds of the New Series shall mature on the date specified in their title, the principal of and premium (if any) and interest on the bonds of the New Series shall be payable in lawful money of the United States of America; the place where such principal and premium (if any) and such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of May and November of each year (commencing November 1, 1993) and on their maturity date.

          The person in whose name any bond of the New Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the New Series upon any registration of transfer or exchange thereof (including an exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) is registered on a subsequent record date for such payment established as hereinafter provided. A subsequent record date may be established by the Company by notice mailed to the holders of bonds not less than fifteen days preceding such record date. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "record date" as used in this Section with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall mean the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the New Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the New Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the New Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the New Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the New Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the New Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date (other than interest payable upon redemption or maturity) shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the May 1 or November 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or maturity date, as the case may be, to such Business Day.

          SECTION 2. The bonds of the New Series shall be redeemable prior to maturity at the option of the Company on or after November 1, 1998 in whole at any time or in part from time to time selected in any manner deemed proper by the Trustee, on notice given in the manner and with the effect provided in Article IV of the Indenture, and as in this Section 2 provided, and as further set forth in the form of bond contained in Schedule I to this New Supplemental Indenture.

          In case the Company shall at any time elect to redeem all or any part of the bonds of the New Series it shall give notice to the effect that it has elected to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of redemption of a part of the bonds of the New Series the distinctive numbers of the bonds to be redeemed, and in every case stating in substance that on said date there will become and be due and payable upon each bond so to be redeemed, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the redemption price thereof (or of a specified portion thereof in the case of partial redemption), and that on and after such date interest thereon will cease to accrue.

          Such notice shall be mailed by the Company, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof.

          SECTION 3.     The form of bonds of the New Series and
the Trustee's certificate endorsed thereon shall be substantially as set forth in Schedule I to this New Supplemental Indenture.

          SECTION 4. Bonds of the New Series may, at the option of the registered owners thereof and upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, be exchanged without charge for bonds of the same series and aggregate principal amount but of different authorized denomination or denominations.

          Bonds of the New Series so surrendered shall, if required by the Company or the Trustee, be accompanied by a proper transfer power duly executed by the registered owner transferring such bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee.

          All bonds so surrendered shall be forthwith canceled and destroyed, and the Trustee will furnish a certificate of such destruction to the Company.

          All bonds executed, authenticated and delivered in exchange for bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the bonds in exchange for which they are executed, authenticated and delivered.

          For any registration of transfer of bonds of the New Series, the Company at its option may require only the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto. The Company shall not be required to make any such transfer or exchange of bonds of the New Series for a period of sixteen (16) days next preceding any interest payment date or next preceding any selection of bonds of the New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of bonds of the New Series designated for redemption in whole or in part.

                           ARTICLE II.

                Issue of Bonds of the New Series

          The bonds of the New Series may be executed, authenticated and delivered as permitted by the provisions of
Article III of the Indenture, as supplemented.

                          ARTICLE III.

                      Earnings Certificate

          The provisions of Part II of subdivision 3(e) of Section 3 of Article III of the Indenture shall remain in effect so long as any bonds of the New Series are outstanding to the same extent as if the provisions of said Part II were repeated in this New Supplemental Indenture with the words "bonds of the New Series" substituted in place of the words "bonds of the Twenty-Seventh Series" wherever such words appear in said Part II of subdivision 3(e) of Section 3 of the Article III of the Indenture.

          The provisions of Part I of subdivision 3(e) of Section 3 of Article III of the Indenture shall, as provided in Section 2 of Article IV of the Twenty-Eighth Supplemental Indenture, when none of the bonds of any of the twenty-six series created prior to October 1, 1980 shall be outstanding, be deleted from subdivision 3(e) of Section 3 of Article III of the Indenture and be of no further force or effect for any purpose under the Indenture.

                           ARTICLE IV.

                Maintenance and Replacement Fund

          The provisions of Article IV of the first indenture supplemental to the Indenture are hereby continued in effect so long as any bonds of the New Series are outstanding hereunder, as if the words "bonds of the New Series" were substituted for the words "bonds of 3-1/4% Series" wherever they appear in said Article
IV. Any filing of documents under the provisions of said Article IV shall also constitute filing hereunder.

                           ARTICLE V.

                           The Trustee

          The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this New Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this New Supplemental Indenture other than as set forth in the Indenture; and this New Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture.

          The Trustee hereby certifies that its precise name and address as Trustee hereunder is Citibank, N.A., 111 Wall Street,
New York, New York 10043.

                           ARTICLE VI.

                    Miscellaneous Provisions

          SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Indenture, as heretofore supplemented and amended, shall be deemed to be incorporated in, and made a part of, this New Supplemental Indenture; and the Indenture, as heretofore supplemented and amended, and as supplemented by this New Supplemental Indenture, is in all respects ratified and confirmed; and the Indenture, as heretofore supplemented and amended, and this New Supplemental Indenture shall be read, taken and construed as one and the same instrument.

          SECTION 2. Nothing in this New Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the holders of bonds issued and to be issued under and secured by the Indenture, any legal or equitable right, remedy or claim under or in respect of this New Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this New Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of bonds issued and to be issued under the Indenture and secured thereby.

          SECTION 3. All covenants, promises and agreements in this New Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns whether so expressed or not.

          SECTION 4.     This New Supplemental Indenture may be
executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original;
but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, COLUMBUS SOUTHERN POWER COMPANY has caused this New Supplemental Indenture to be executed by its Chairman of the Board, President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and Citibank, N.A., as Trustee as aforesaid, has caused the same to be executed by one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by one of its Assistant Vice Presidents, as of the day and year first above written.

                                  COLUMBUS SOUTHERN POWER COMPANY

[Corporate Seal]

                                        By: ./s/ B. M. Barber . .
                                             (B. M. Barber)
                                             Assistant Treasurer
Attest:

./s/ Jeffrey D. Cross . . . . . . .
     (Jeffrey D. Cross)
     Assistant Secretary


Signed, sealed, acknowledged and
  delivered by COLUMBUS SOUTHERN
  POWER COMPANY in the presence of:


./s/ A. A. Pena . . . . . . . . . .
     (A. A. Pena)


./s/ John M. Adams, Jr. . . . . . .
     (John M. Adams, Jr.)

                                        CITIBANK, N.A.
                                        as Trustee, as
                                        hereinbefore set forth,

[Corporate Seal]

                                        By:/s/ E. J. Jaworski . .
                                             (E. J. Jaworski)
                                              Vice President
Attest:


./s/ Irene Teutonico. . . . . .
     (Irene Teutonico)
  Assistant Vice President


Signed, sealed, acknowledged and
  delivered by CITIBANK, N.A.,
  Trustee, in the presence of:


./s/ J. Berger. . . . . . . . .
     (J. Berger)


./s/ Jose R. Gonzalez . . . . .
     (Jose R. Gonzalez)



STATE OF OHIO      )
                   )  ss.:
COUNTY OF FRANKLIN )


          On this 4th day of October, A.D. 1993, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. Barber and Jeffrey D. Cross, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of COLUMBUS SOUTHERN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio, this 4th day of October, A.D.
1993.

[Notarial Seal]

                         ./s/ Mary M. Soltesz. . . .
                               MARY M. SOLTESZ
                         Notary Public, State of Ohio
                   My Commission Expires July 13, 1994



STATE OF NEW YORK  )
                   )  ss.:
COUNTY OF NEW YORK )


          On this 5th day of October, A.D. 1993, personally appeared before me, a Notary Public within and for said County in the State aforesaid, E. J. Jaworski and Irene Teutonico, to me known and known to me to be respectively a Vice President and Assistant Vice President of CITIBANK, N.A., the corporation named in and which executed the foregoing instrument as Trustee as therein set forth, who severally acknowledged that they did sign and seal said instrument as such Vice President and Assistant Vice President for and on behalf of said corporation and that the same is their free act and deed as such Vice President and Assistant Vice President, and the free and corporate act and deed of said corporation as such Trustee.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal at New York, New York, this 5th day of October, A.D. 1993.

[Notarial Seal]

                         ./s/ Peter M. Pavlyshin . . .
                                 PETER M. PAVLYSHIN
                          Notary Public, State of New York
                                   No. 41-4991297
                             Qualified in Queens County
                         Certificate Filed in New York County
                         Commission Expires January 27, 1994
                        _________________


          This instrument was prepared by JEFFREY D. CROSS, 1 Riverside Plaza, Columbus, Ohio 43215.



                           SCHEDULE I



                 COLUMBUS SOUTHERN POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 6.10%
                   SERIES DUE NOVEMBER 1, 2003


Bond No:
Original Issue Date:  October 12, 1993
Principal Amount:
Semiannual Interest Payment Dates:  May 1 and November 1
Record Dates:  April 15 and October 15
CUSIP No:  19958L AU 9

          COLUMBUS SOUTHERN POWER COMPANY (hereinafter called the "Company"), a corporation of the State of Ohio, for value received,
hereby promises to pay to             or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on May 1 and November 1 of each year (commencing November 1, 1993) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one, of the series hereinafter specified, of a duly authorized issue of bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated September 1, 1940, duly executed by the Company to City Bank Farmers Trust Company, as trustee (Citibank, N.A., as successor trustee, herein called the "Trustee"), to which Indenture and all indentures supplemental thereto, including the New Supplemental Indenture hereinafter referred to, reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the bearers or registered owners of the bonds and of the Trustee in respect of such security.

          As provided in said Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.10% Series due November 1, 2003" (herein called "bonds of the New Series") created by a Fifty-second Supplemental Indenture dated October 1, 1993 (the "New Supplemental Indenture"), as provided for in said Indenture.

          The interest payable on any May 1 or November 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said New Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the New Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          To the extent permitted by said Indenture, modifications or alterations of said Indenture or of any indenture supplemental thereto and of the rights and obligations of the Company and of the bearers or registered owners of the bonds and coupons may be made with the consent of the Company by an affirmative vote of the bearers or registered owners of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote at a meeting of bondholders called and held as provided in said Indenture and by an affirmative vote of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote of each series affected by such modification or alteration in case one or more, but less than all, of the series of bonds then outstanding under said Indenture are so affected; provided, however, that no such modification or alteration shall be made which will (a) affect the terms of payment of the principal of or interest or premium (if any) on this bond, or the right of any bondholder to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond, or (b) permit the creation by the Company of any mortgage lien ranking prior to or on a parity with the lien of said Indenture or any indenture supplemental thereto, with respect to any property covered thereby, otherwise than as permitted by said Indenture, or (c) reduce the above sixty-six and two-thirds per cent. (66-2/3%) voting requirement; all as more fully provided in said Indenture.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the New Series for a period of sixteen days next preceding any interest payment date, or next preceding any selection of bonds of the New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the New Series designated for redemption in whole or in part.

          The bonds of the New Series may be redeemed by the Company on or after November 1, 1998 at its option, in whole at any time or in part from time to time (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to 100.00% of the principal amount thereof, together in each case with accrued interest to the date fixed for redemption.

          Except as otherwise provided in said New Supplemental Indenture, notice of any redemption of bonds to be redeemed at the option of the Company shall be mailed, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof; all subject to the conditions set forth and as more fully provided in said Indenture and said New Supplemental Indenture. Said Indenture and said New Supplemental Indenture provide, among other things, that notice of redemption having been duly given, this bond or the portion hereof which shall have been called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been duly deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and that whenever the redemption price hereof shall have been duly deposited with the Trustee and notice of redemption shall have been duly given or provision therefor made as provided in said Indenture, this bond or the portion hereof which shall have been called for redemption shall no longer be entitled to any lien or benefit of said Indenture.

          In the event that this bond shall not be presented for payment when the principal hereof becomes due, either at maturity or otherwise or at the date fixed for the redemption thereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when this bond is so due, funds sufficient to pay the principal (and premium, if any) of this bond, together with all interest due hereon to the date of maturity of this bond or to the date fixed for the redemption hereof, for the use and benefit of the registered owner hereof, then all liability of the Company to the registered owner hereof for the payment of the principal hereof (and premium, if any) and interest hereon shall forthwith cease, determine and be completely discharged.

          In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

          This bond is transferable without charge other than for any tax or other governmental charge incident thereto by the registered owner hereof in person, or by attorney duly authorized in writing, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, upon surrender and cancellation of this bond as provided in said New Supplemental Indenture, and upon any such transfer a new registered bond (or bonds), of the same series, for the same aggregate principal amount will be issued to the transferee (or transferees) in exchange therefor.

          In the manner and subject to the limitations provided in said New Supplemental Indenture, bonds of the New Series may, at the option of the registered owner and upon surrender at said office or agency, be exchanged without charge for bonds of the New Series of the same aggregate principal amount in larger or smaller authorized denominations.

          No recourse shall be had for the payment of the principal of or interest or premium (if any) on this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

          This bond shall not be valid or become obligatory for any purpose unless and until the certificate endorsed hereon shall have been executed by the Trustee or its successor in trust under said
Indenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              COLUMBUS SOUTHERN POWER COMPANY


                              By:
                                   Vice President

(SEAL)

                              Attest:
                                   Assistant Secretary



                      TRUSTEE'S CERTIFICATE

This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and New Supplemental
Indenture.

     CITIBANK, N.A.,
     as Trustee,


By:
     Authorized Officer



                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                6.10% SERIES DUE NOVEMBER 1, 2003

               (If redeemed during
               the twelve months             Regular
               beginning November 1)         Redemption
                         Year                Price

                         1998                101.75%
                         1999                100.88
                         2000                100.00
                         2001                100.00
                         2002                100.00



          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such note on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.

                FIFTY-THIRD SUPPLEMENTAL INDENTURE




                 COLUMBUS SOUTHERN POWER COMPANY

     (formerly Columbus and Southern Ohio Electric Company)


                               TO


                         CITIBANK, N.A.,
                                              Trustee



                     Dated:  January 1, 1994





           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                 6.55% Series due March 1, 2004

                               and

           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                 7.45% Series due March 1, 2024



     Supplemental to Indenture of Mortgage and Deed of Trust
                     Dated September 1, 1940



                       TABLE OF CONTENTS

                                                             Page

PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
GRANTING CLAUSES . . . . . . . . . . . . . . . . . . . . . . .  2
HABENDUM . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
MATTERS TO WHICH THE CONVEYANCE IS SUBJECT . . . . . . . . . .  3
DECLARATION OF TRUST . . . . . . . . . . . . . . . . . . . . .  3


                           ARTICLE I.

             First Mortgage Bonds of the New Series

SECTION 1.  Creation of series; designation; date;
            maturity; place of payment of principal
            and interest; rate of interest; time of
            payment of interest; record date . . . . . . . . .  3

SECTION 2.  Redemption . . . . . . . . . . . . . . . . . . . .  5

SECTION 3.  Form of bonds of the New Series. . . . . . . . . .  6

SECTION 4.  Transfer and exchange of bonds of the New
            Series . . . . . . . . . . . . . . . . . . . . . .  6

                           ARTICLE II.

          First Mortgage Bonds of the Second New Series

SECTION 1.  Creation of series; designation; date;
            maturity; place of payment of principal
            and interest; rate of interest; time of
            payment of interest; record date . . . . . . . . .  6

SECTION 2.  Redemption . . . . . . . . . . . . . . . . . . . .  8

SECTION 3.  Form of bonds of the Second New Series . . . . . .  9

SECTION 4.  Transfer and exchange of bonds of the
            Second New Series. . . . . . . . . . . . . . . . .  9

                          ARTICLE III.

                Issue of Bonds of the New Series

Bonds may be issued as permitted by Article III
  of Indenture . . . . . . . . . . . . . . . . . . . . . . . . 10

                           ARTICLE IV.

             Issue of Bonds of the Second New Series

Bonds may be issued as permitted by Article III
  of Indenture . . . . . . . . . . . . . . . . . . . . . . . . 10

                           ARTICLE V.

                      Earnings Certificate

Extension of Provisions of Part II, and provisions for
  deletion of Part I, of subdivision 3(e) of Section 3
  of Article III of Indenture. . . . . . . . . . . . . . . . . 10

                           ARTICLE VI.

                Maintenance and Replacement Fund

Extension of Maintenance and Replacement Fund
  provisions of First Supplemental Indenture . . . . . . . . . 10


                          ARTICLE VII.

                           The Trustee

Responsibilities, duties and liabilities of Trustee. . . . . . 11

                          ARTICLE VIII.

                    Miscellaneous Provisions

SECTION 1.  Indenture and New Supplemental Indenture
            constitute one instrument. . . . . . . . . . . . . 11

SECTION 2.  Benefits limited to parties and holders of
            bonds. . . . . . . . . . . . . . . . . . . . . . . 11

SECTION 3.  Successors and assigns of Company bound. . . . .   11

SECTION 4.  Execution in counterparts. . . . . . . . . . . .   12

SECTION 5.  Address of the Company . . . . . . . . . . . . . . 12

TESTIMONIUM. . . . . . . . . . . . . . . . . . . . . . . . . . 12

SCHEDULE I . . . . . . . . . . . . . . . . . . . . . . . . . .I-1

SCHEDULE II. . . . . . . . . . . . . . . . . . . . . . . . . II-1



     FIFTY-THIRD SUPPLEMENTAL INDENTURE, dated the first day of January, in the year One Thousand Nine Hundred Ninety Four (1994) (the "New Supplemental Indenture"), between Columbus Southern Power Company, the corporate title of which was, prior to September 10, 1987, Columbus and Southern Ohio Electric Company (hereinafter called the "Company"), a corporation duly organized and existing under and by virtue of the laws of the State of Ohio and having its principal office in the City of Columbus in said State, party of the first part, and Citibank, N.A., a national banking association incorporated and existing under and by virtue of the laws of the United States of America and having its principal place of business in the Borough of Manhattan, The City of New York in the State of New York, as Trustee under the Indenture of Mortgage and Deed of Trust, fifty-two indentures supplemental thereto and the Supplemental Agreement hereinafter mentioned, party of the second part,

                      W I T N E S S E T H :

          WHEREAS, the Company has heretofore executed and delivered to First National City Trust Company (then called City Bank Farmers Trust Company) and its successors in trust, as trustee, the Company's Indenture of Mortgage and Deed of Trust, dated the first day of September, 1940 (hereinafter referred to as the "Indenture"), for the security of all bonds of the Company to be outstanding under the Indenture and all indentures supplemental thereto, and by said Indenture, as supplemented, has conveyed to said trustee and its successors in trust, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Indenture; and

          WHEREAS, the Indenture has been supplemented by fifty-two supplemental indentures; and

          WHEREAS, by a certain Supplemental Agreement, dated April 26, 1962, said First National City Trust Company has been succeeded by the party of the second part hereto, Citibank, N.A. (then called First National City Bank) (hereinafter referred to as the "Trustee"), as trustee under the Indenture and all indentures supplemental thereto; and

          WHEREAS, the Indenture provides that the bonds issuable thereunder may be issued in one or more series and that, with respect to each series of bonds, the Company shall execute and deliver to the Trustee a supplemental indenture which specifies the designation, terms and provisions of the bonds of such series, as required in or permitted by the Indenture; and

          WHEREAS, the Company has heretofore issued under the Indenture as heretofore supplemented fifty-six series of bonds; and

          WHEREAS, in addition to the property described in the Indenture, and the Second through Sixteenth and Eighteenth through Fifty-Second Supplemental Indentures supplemental thereto, the Company has acquired the property hereinafter described, and has covenanted in the Indenture to execute and deliver such further conveyances and transfers as may be necessary or proper for the better assuring and confirming to the Trustee of all or any part of the trust estate; and

          WHEREAS, the Company desires, without limiting hereby the principal amount of bonds of any Series heretofore created, or which may hereafter be issued under the Indenture as heretofore supplemented and as supplemented by this New Supplemental Indenture, to create by this New Supplemental Indenture two new series of bonds to be issued under the Indenture and to specify the designation, terms and provisions of the bonds of such series as in the Indenture provided or permitted; and

          WHEREAS, all the conditions and requirements necessary to make this New Supplemental Indenture, when duly executed, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this New Supplemental Indenture in the form and with the terms hereof have in all respects been duly authorized by resolution of the board of directors of the Company;

          NOW, THEREFORE, in consideration of the premises, and in further consideration of the sum of One Dollar ($1.00) in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this New Supplemental Indenture, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, the Company has executed and delivered this New Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm, unto Citibank, N.A., as Trustee as aforesaid, and to its successors in trust and to its and their assigns, forever, all of the property and interests in property, including all electric transmission lines of the Company and related equipment, all electric distribution systems and related equipment, all electric substations, switching stations and sites, all office buildings, service buildings, garages, and related facilities, all facilities for the handling and storage of fuel including coal handling and related facilities, and all other real property of the Company and all interests therein of every nature and description (except in all of the foregoing cases, property excepted and excluded from the lien and operation of the Indenture) constructed or otherwise acquired by the Company and not heretofore described in the Indenture or in any indenture supplemental thereto and not heretofore released from the lien of the Indenture, together with all and singular the tenements, hereditaments and appurtenances whatsoever belonging or in any wise appertaining to the aforesaid property or any part thereof; and the reversion and reversions, remainder and remainders, and the incomes, rents, issues and profits thereof, and of every part and parcel thereof; and all of the estate, right, title, interest, property, claim and demand of every nature and kind whatsoever of the Company at law, in equity or otherwise howsoever, of, in and to the same and every part and parcel thereof.

          Also, to the extent permitted by law, the Company's interest in any other property, real, personal and mixed (except as may have been expressly provided in the Indenture to be excepted from the lien thereof) of whatsoever kind and character and all appurtenances thereto, including (but without limiting the generality of the foregoing) all and singular its corporate, municipal and other franchises, permits, ordinances, consents, privileges, immunities and licenses of every kind, description and character.

          TO HAVE AND TO HOLD the foregoing properties unto the Trustee, and its successors and assigns, to and for the only proper use, benefit and behalf of the Trustee, and its successors and assigns forever:

          SUBJECT, HOWEVER, to the exceptions and reservations and matters hereinabove recited; to existing leases; to taxes and assessments not in default; to alleys, streets and highways that may run across or encroach upon said lands; to undetermined liens and charges, if any, incidental to construction; to easements, rights-of-way, reservations, and restrictions (other than easements, rights-of-way, reservations or restrictions securing, or constituting a lien or charge for, the payment of money or its equivalent) existing by operation of law or otherwise, over, under, upon or against such property; to mortgages, encumbrances or other liens (existing at the date of acquisition) on properties and franchises acquired after the date of the Indenture; to purchase money mortgages upon properties and franchises, acquired after the date of the Indenture, created by the Company at the time of acquisition of such properties and franchises; to permissible encumbrances, as the term "permissible encumbrances" is defined in Article I of the Indenture; and to the Indenture.

          IN TRUST NEVERTHELESS, for the purposes, to the extent, upon the conditions and for the period stated or provided in the Indenture and the indentures supplemental thereto.

          THIS INDENTURE FURTHER WITNESSETH, that in further consideration of the premises and for the considerations aforesaid, it is agreed by and between the Company, for itself and its successors and assigns, and the Trustee, for itself and its successor or successors in trust under the Indenture, as follows:

                          ARTICLE VII.

             First Mortgage Bonds of the New Series

          SECTION 1. There is hereby created, in addition to the fifty-six series of bonds heretofore created under and secured by the Indenture and the series of bonds created in Article II of this New Supplemental Indenture, a fifty-seventh series of bonds to be issued under and secured by the Indenture, to be designated, distinguished and known as "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.55% Series due March 1, 2004" of the Company (herein called "bonds of the New Series"). Bonds of the New Series may be issued in an aggregate principal amount not to exceed $50,000,000 (except as provided in Section 8 of Article II of the Indenture). Said bonds shall forthwith be executed on behalf of the Company by its Chairman of the Board, President or a Vice President, under its corporate seal, attested by its Secretary or an Assistant Secretary, and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company, subject, however, to all the terms, conditions and limitations in Article III of the Indenture, as heretofore supplemented.

          Unless otherwise determined by the Company, the bonds of the New Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof. The bonds of the New Series shall mature on the date specified in their title, the principal of and premium (if any) and interest on the bonds of the New Series shall be payable in lawful money of the United States of America; the place where such principal and premium (if any) and such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of May and November of each year (commencing May 1, 1994) and on their maturity date.

          The person in whose name any bond of the New Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the New Series upon any registration of transfer or exchange thereof (including an exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) is registered on a subsequent record date for such payment established as hereinafter provided. A subsequent record date may be established by the Company by notice mailed to the holders of bonds not less than fifteen days preceding such record date. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "record date" as used in this Section with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall mean the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the New Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the New Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the New Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the New Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the New Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the New Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date (other than interest payable upon redemption or maturity) shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the May 1 or November 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or maturity date, as the case may be, to such Business Day.

          SECTION 2. The bonds of the New Series shall be redeemable prior to maturity at the option of the Company on or after March 1, 1999 in whole at any time or in part from time to time selected in any manner deemed proper by the Trustee, on notice given in the manner and with the effect provided in Article IV of the Indenture, and as in this Section 2 provided, and as further set forth in the form of bond contained in Schedule I to this New Supplemental Indenture.

          In case the Company shall at any time elect to redeem all or any part of the bonds of the New Series it shall give notice to the effect that it has elected to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of redemption of a part of the bonds of the New Series the distinctive numbers of the bonds to be redeemed, and in every case stating in substance that on said date there will become and be due and payable upon each bond so to be redeemed, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the redemption price thereof (or of a specified portion thereof in the case of partial redemption), and that on and after such date interest thereon will cease to accrue.

          Such notice shall be mailed by the Company, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof.

          SECTION 3.     The form of bonds of the New Series and
the Trustee's certificate endorsed thereon shall be substantially as set forth in Schedule I to this New Supplemental Indenture.

          SECTION 4. Bonds of the New Series may, at the option of the registered owners thereof and upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, be exchanged without charge for bonds of the same series and aggregate principal amount but of different authorized denomination or denominations.

          Bonds of the New Series so surrendered shall, if required by the Company or the Trustee, be accompanied by a proper transfer power duly executed by the registered owner transferring such bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee.

          All bonds so surrendered shall be forthwith canceled and destroyed, and the Trustee will furnish a certificate of such destruction to the Company.

          All bonds executed, authenticated and delivered in exchange for bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the bonds in exchange for which they are executed, authenticated and delivered.

          For any registration of transfer of bonds of the New Series, the Company at its option may require only the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto. The Company shall not be required to make any such transfer or exchange of bonds of the New Series for a period of sixteen (16) days next preceding any interest payment date or next preceding any selection of bonds of the New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of bonds of the New Series designated for redemption in whole or in part.

                          ARTICLE VIII.

          First Mortgage Bonds of the Second New Series

          SECTION 1. There is hereby created, in addition to the fifty-six series of bonds heretofore created under and secured by the Indenture and the series of bonds created in Article I of this New Supplemental Indenture, a fifty-eighth series of bonds to be issued under and secured by the Indenture, to be designated, distinguished and known as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.45% Series due March 1, 2024" of the Company (herein called "bonds of the Second New Series"). Bonds of the Second New Series may be issued in an aggregate principal amount not to exceed $50,000,000 (except as provided in Section 8 of Article II of the Indenture). Said bonds shall forthwith be executed on behalf of the Company by its Chairman of the Board, President or a Vice President, under its corporate seal, attested by its Secretary or an Assistant Secretary, and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company, subject, however, to all the terms, conditions and limitations in Article III of the Indenture, as heretofore supplemented.

          Unless otherwise determined by the Company, the bonds of the Second New Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof. The bonds of the Second New Series shall mature on the date specified in their title, the principal of and premium (if any) and interest on the bonds of the Second New Series shall be payable in lawful money of the United States of America; the place where such principal and premium (if any) and such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of May and November of each year (commencing May 1, 1994) and on their maturity date.

          The person in whose name any bond of the Second New Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the Second New Series upon any registration of transfer or exchange thereof (including an exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) is registered on a subsequent record date for such payment established as hereinafter provided. A subsequent record date may be established by the Company by notice mailed to the holders of bonds not less than fifteen days preceding such record date. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "record date" as used in this Section with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall mean the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the Second New Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the Second New Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the Second New Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the Second New Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the Second New Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the Second New Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date (other than interest payable upon redemption or maturity) shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the May 1 or November 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or maturity date, as the case may be, to such Business Day.

          SECTION 2. The bonds of the Second New Series shall be redeemable prior to maturity at the option of the Company on or after March 1, 2004 in whole at any time or in part from time to time selected in any manner deemed proper by the Trustee, on notice given in the manner and with the effect provided in Article IV of the Indenture, and as in this Section 2 provided, and as further set forth in the form of bond contained in Schedule II to this New Supplemental Indenture.

          In case the Company shall at any time elect to redeem all or any part of the bonds of the Second New Series it shall give notice to the effect that it has elected to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of redemption of a part of the bonds of the Second New Series the distinctive numbers of the bonds to be redeemed, and in every case stating in substance that on said date there will become and be due and payable upon each bond so to be redeemed, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the redemption price thereof (or of a specified portion thereof in the case of partial redemption), and that on and after such date interest thereon will cease to accrue.

          Such notice shall be mailed by the Company, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof.

          SECTION 3. The form of bonds of the Second New Series and the Trustee's certificate endorsed thereon shall be substantially as set forth in Schedule II to this New Supplemental Indenture.

          SECTION 4. Bonds of the Second New Series may, at the option of the registered owners thereof and upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, be exchanged without charge for bonds of the same series and aggregate principal amount but of different authorized denomination or denominations.

          Bonds of the Second New Series so surrendered shall, if required by the Company or the Trustee, be accompanied by a proper transfer power duly executed by the registered owner transferring such bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee.

          All bonds so surrendered shall be forthwith canceled and destroyed, and the Trustee will furnish a certificate of such destruction to the Company.

          All bonds executed, authenticated and delivered in exchange for bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the bonds in exchange for which they are executed, authenticated and delivered.

          For any registration of transfer of bonds of the Second New Series, the Company at its option may require only the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto. The Company shall not be required to make any such transfer or exchange of bonds of the Second New Series for a period of sixteen (16) days next preceding any interest payment date or next preceding any selection of bonds of the Second New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of bonds of the Second New Series designated for redemption in whole or in part.

                           ARTICLE IX.

                Issue of Bonds of the New Series

          The bonds of the New Series may be executed, authenticated and delivered as permitted by the provisions of
Article III of the Indenture, as supplemented.

                           ARTICLE X.

             Issue of Bonds of the Second New Series

          The bonds of the Second New Series may be executed, authenticated and delivered as permitted by the provisions of
Article III of the Indenture, as supplemented.

                           ARTICLE XI.

                      Earnings Certificate

          The provisions of Part II of subdivision 3(e) of Section 3 of Article III of the Indenture shall remain in effect so long as any bonds of the New Series and the Second New Series are outstanding to the same extent as if the provisions of said Part II were repeated in this New Supplemental Indenture with the words "bonds of the New Series" and "bonds of the Second New Series" substituted in place of the words "bonds of the Twenty-Seventh Series" wherever such words appear in said Part II of subdivision 3(e) of Section 3 of the Article III of the Indenture.

          The provisions of Part I of subdivision 3(e) of Section 3 of Article III of the Indenture shall, as provided in Section 2 of Article IV of the Twenty-Eighth Supplemental Indenture, when none of the bonds of any of the twenty-six series created prior to October 1, 1980 shall be outstanding, be deleted from subdivision 3(e) of Section 3 of Article III of the Indenture and be of no further force or effect for any purpose under the Indenture.

                          ARTICLE XII.

                Maintenance and Replacement Fund

          The provisions of Article IV of the first indenture supplemental to the Indenture are hereby continued in effect so long as any bonds of the New Series and the Second New Series are outstanding hereunder, as if the words "bonds of the New Series" and "bonds of the Second New Series" were substituted for the words "bonds of 3-1/4% Series" wherever they appear in said Article IV. Any filing of documents under the provisions of said Article IV shall also constitute filing hereunder.

                          ARTICLE XIII.

                           The Trustee

          The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this New Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this New Supplemental Indenture other than as set forth in the Indenture; and this New Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture.

          The Trustee hereby certifies that its precise name and address as Trustee hereunder is Citibank, N.A., 111 Wall Street,
New York, New York 10043.

                          ARTICLE XIV.

                    Miscellaneous Provisions

          SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Indenture, as heretofore supplemented and amended, shall be deemed to be incorporated in, and made a part of, this New Supplemental Indenture; and the Indenture, as heretofore supplemented and amended, and as supplemented by this New Supplemental Indenture, is in all respects ratified and confirmed; and the Indenture, as heretofore supplemented and amended, and this New Supplemental Indenture shall be read, taken and construed as one and the same instrument.

          SECTION 2. Nothing in this New Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the holders of bonds issued and to be issued under and secured by the Indenture, any legal or equitable right, remedy or claim under or in respect of this New Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this New Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of bonds issued and to be issued under the Indenture and secured thereby.

          SECTION 3. All covenants, promises and agreements in this New Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns whether so expressed or not.

          SECTION 4.     This New Supplemental Indenture may be
executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original;
but all such counterparts shall together constitute but one and the same instrument.

          SECTION 5.     The Company hereby certifies that its
precise name and address is Columbus Southern Power Company, 215
North Front Street, Columbus, Ohio 43215.

          IN WITNESS WHEREOF, COLUMBUS SOUTHERN POWER COMPANY has caused this New Supplemental Indenture to be executed by its Chairman of the Board, President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and Citibank, N.A., as Trustee as aforesaid, has caused the same to be executed by one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by one of its Assistant Vice Presidents, as of the day and year first above written.

                                  COLUMBUS SOUTHERN POWER COMPANY

[Corporate Seal]

                                   By: ./s/ B. M. Barber . .
                                        (B. M. Barber)
                                        Assistant Treasurer
Attest:

./s/ Jeffrey D. Cross . . . . . . .
     (Jeffrey D. Cross)
     Assistant Secretary


Signed, sealed, acknowledged and
  delivered by COLUMBUS SOUTHERN
  POWER COMPANY in the presence of:


./s/ A. A. Pena . . . . . . . . . .
     (A. A. Pena)


./s/ John M. Adams, Jr. . . . . . .
     (John M. Adams, Jr.)


                                   CITIBANK, N.A.
                                   as Trustee, as
                              hereinbefore set forth,

[Corporate Seal]

                                   By: ./s/ E. J. Jaworski .
                                        (E. J. Jaworski)
                                         Vice President
Attest:


./s/ Irene Teutonico. . . . . .
     (Irene Teutonico)
  Assistant Vice President


Signed, sealed, acknowledged and
  delivered by CITIBANK, N.A.,
  Trustee, in the presence of:


./s/ J. Berger. . . . . . . . .
     (J. Berger)


./s/ Jose R. Gonzalez . . . . .
     (Jose R. Gonzalez)



STATE OF OHIO      )
                )  ss.:
COUNTY OF FRANKLIN )


          On this 12th day of January, A.D. 1994, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. Barber and Jeffrey D. Cross, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of COLUMBUS SOUTHERN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio, this 12th day of January, A.D.
1994.

[Notarial Seal]

                    ./s/ Mary M. Soltesz. . . .
                          MARY M. SOLTESZ
                    Notary Public, State of Ohio
              My Commission Expires July 13, 1994



STATE OF NEW YORK  )
                )  ss.:
COUNTY OF NEW YORK )


          On this 13th day of January, A.D. 1994, personally appeared before me, a Notary Public within and for said County in the State aforesaid, E. J. Jaworski and Irene Teutonico, to me known and known to me to be respectively a Vice President and Assistant Vice President of CITIBANK, N.A., the corporation named in and which executed the foregoing instrument as Trustee as therein set forth, who severally acknowledged that they did sign and seal said instrument as such Vice President and Assistant Vice President for and on behalf of said corporation and that the same is their free act and deed as such Vice President and Assistant Vice President, and the free and corporate act and deed of said corporation as such Trustee.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal at New York, New York, this 13th day of January, A.D. 1994.

[Notarial Seal]

                    ./s/ Peter M. Pavlyshin . . .
                            PETER M. PAVLYSHIN
                     Notary Public, State of New York
                              No. 41-4991297
                        Qualified in Queens County
                    Certificate Filed in New York County
                    Commission Expires January 27, 1994
                        _________________


          This instrument was prepared by JEFFREY D. CROSS, 1 Riverside Plaza, Columbus, Ohio 43215.



                           SCHEDULE I



                 COLUMBUS SOUTHERN POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 6.55%
                    SERIES DUE MARCH 1, 2004


Bond No:
Original Issue Date:  January 20, 1994
Principal Amount:
Semiannual Interest Payment Dates:  May 1 and November 1
Record Dates:  April 15 and October 15
CUSIP No:  19958L AW 5

          COLUMBUS SOUTHERN POWER COMPANY (hereinafter called the "Company"), a corporation of the State of Ohio, for value received,
hereby promises to pay to             or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on May 1 and November 1 of each year (commencing May 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one, of the series hereinafter specified, of a duly authorized issue of bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated September 1, 1940, duly executed by the Company to City Bank Farmers Trust Company, as trustee (Citibank, N.A., as successor trustee, herein called the "Trustee"), to which Indenture and all indentures supplemental thereto, including the New Supplemental Indenture hereinafter referred to, reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the bearers or registered owners of the bonds and of the Trustee in respect of such security.

          As provided in said Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.55% Series due March 1, 2004" (herein called "bonds of the New Series") created by a Fifty-third Supplemental Indenture dated January 1, 1994 (the "New Supplemental Indenture"), as provided for in said Indenture.

          The interest payable on any May 1 or November 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said New Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the New Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          To the extent permitted by said Indenture, modifications or alterations of said Indenture or of any indenture supplemental thereto and of the rights and obligations of the Company and of the bearers or registered owners of the bonds and coupons may be made with the consent of the Company by an affirmative vote of the bearers or registered owners of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote at a meeting of bondholders called and held as provided in said Indenture and by an affirmative vote of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote of each series affected by such modification or alteration in case one or more, but less than all, of the series of bonds then outstanding under said Indenture are so affected; provided, however, that no such modification or alteration shall be made which will (a) affect the terms of payment of the principal of or interest or premium (if any) on this bond, or the right of any bondholder to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond, or (b) permit the creation by the Company of any mortgage lien ranking prior to or on a parity with the lien of said Indenture or any indenture supplemental thereto, with respect to any property covered thereby, otherwise than as permitted by said Indenture, or (c) reduce the above sixty-six and two-thirds per cent. (66-2/3%) voting requirement; all as more fully provided in said Indenture.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the New Series for a period of sixteen days next preceding any interest payment date, or next preceding any selection of bonds of the New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the New Series designated for redemption in whole or in part.

          The bonds of the New Series may be redeemed by the Company on or after March 1, 1999 at its option, in whole at any time or in part from time to time (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to 100.00% of the principal amount thereof, together in each case with accrued interest to the date fixed for redemption.

          Except as otherwise provided in said New Supplemental Indenture, notice of any redemption of bonds to be redeemed at the option of the Company shall be mailed, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof; all subject to the conditions set forth and as more fully provided in said Indenture and said New Supplemental Indenture. Said Indenture and said New Supplemental Indenture provide, among other things, that notice of redemption having been duly given, this bond or the portion hereof which shall have been called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been duly deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and that whenever the redemption price hereof shall have been duly deposited with the Trustee and notice of redemption shall have been duly given or provision therefor made as provided in said Indenture, this bond or the portion hereof which shall have been called for redemption shall no longer be entitled to any lien or benefit of said Indenture.

          In the event that this bond shall not be presented for payment when the principal hereof becomes due, either at maturity or otherwise or at the date fixed for the redemption thereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when this bond is so due, funds sufficient to pay the principal (and premium, if any) of this bond, together with all interest due hereon to the date of maturity of this bond or to the date fixed for the redemption hereof, for the use and benefit of the registered owner hereof, then all liability of the Company to the registered owner hereof for the payment of the principal hereof (and premium, if any) and interest hereon shall forthwith cease, determine and be completely discharged.

          In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

          This bond is transferable without charge other than for any tax or other governmental charge incident thereto by the registered owner hereof in person, or by attorney duly authorized in writing, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, upon surrender and cancellation of this bond as provided in said New Supplemental Indenture, and upon any such transfer a new registered bond (or bonds), of the same series, for the same aggregate principal amount will be issued to the transferee (or transferees) in exchange therefor.

          In the manner and subject to the limitations provided in said New Supplemental Indenture, bonds of the New Series may, at the option of the registered owner and upon surrender at said office or agency, be exchanged without charge for bonds of the New Series of the same aggregate principal amount in larger or smaller authorized denominations.

          No recourse shall be had for the payment of the principal of or interest or premium (if any) on this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

          This bond shall not be valid or become obligatory for any purpose unless and until the certificate endorsed hereon shall have been executed by the Trustee or its successor in trust under said
Indenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              COLUMBUS SOUTHERN POWER COMPANY


                              By:
                                   Vice President


(SEAL)


                              Attest:
                                   Assistant Secretary



                      TRUSTEE'S CERTIFICATE

This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and New Supplemental
Indenture.

     CITIBANK, N.A.,
     as Trustee,


By:
     Authorized Officer



                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                 6.55% SERIES DUE MARCH 1, 2004


          (If redeemed during
          the twelve months         Regular
          beginning March 1)       Redemption
                 Year                Price

                 1999                101.88%
                 2000                100.94
                 2001                100.00
                 2002                100.00
                 2003                100.00



          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such note on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.



                           SCHEDULE II



                 COLUMBUS SOUTHERN POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 7.45%
                    SERIES DUE MARCH 1, 2024


Bond No:
Original Issue Date:  January 20, 1994
Principal Amount:
Semiannual Interest Payment Dates:  May 1 and November 1
Record Dates:  April 15 and October 15
CUSIP No:  19958L AV 7

          COLUMBUS SOUTHERN POWER COMPANY (hereinafter called the "Company"), a corporation of the State of Ohio, for value received,
hereby promises to pay to             or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on May 1 and November 1 of each year (commencing May 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one, of the series hereinafter specified, of a duly authorized issue of bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated September 1, 1940, duly executed by the Company to City Bank Farmers Trust Company, as trustee (Citibank, N.A., as successor trustee, herein called the "Trustee"), to which Indenture and all indentures supplemental thereto, including the New Supplemental Indenture hereinafter referred to, reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the bearers or registered owners of the bonds and of the Trustee in respect of such security.

          As provided in said Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.45% Series due March 1, 2024" (herein called "bonds of the New Series") created by a Fifty-third Supplemental Indenture dated January 1, 1994 (the "New Supplemental Indenture"), as provided for in said Indenture.

          The interest payable on any May 1 or November 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said New Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the New Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          To the extent permitted by said Indenture, modifications or alterations of said Indenture or of any indenture supplemental thereto and of the rights and obligations of the Company and of the bearers or registered owners of the bonds and coupons may be made with the consent of the Company by an affirmative vote of the bearers or registered owners of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote at a meeting of bondholders called and held as provided in said Indenture and by an affirmative vote of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote of each series affected by such modification or alteration in case one or more, but less than all, of the series of bonds then outstanding under said Indenture are so affected; provided, however, that no such modification or alteration shall be made which will (a) affect the terms of payment of the principal of or interest or premium (if any) on this bond, or the right of any bondholder to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond, or (b) permit the creation by the Company of any mortgage lien ranking prior to or on a parity with the lien of said Indenture or any indenture supplemental thereto, with respect to any property covered thereby, otherwise than as permitted by said Indenture, or (c) reduce the above sixty-six and two-thirds per cent. (66-2/3%) voting requirement; all as more fully provided in said Indenture.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the New Series for a period of sixteen days next preceding any interest payment date, or next preceding any selection of bonds of the New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the New Series designated for redemption in whole or in part.

          The bonds of the New Series may be redeemed by the Company on or after March 1, 2004 at its option, in whole at any time or in part from time to time (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to 100.00% of the principal amount thereof, together in each case with accrued interest to the date fixed for redemption.

          Except as otherwise provided in said New Supplemental Indenture, notice of any redemption of bonds to be redeemed at the option of the Company shall be mailed, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof; all subject to the conditions set forth and as more fully provided in said Indenture and said New Supplemental Indenture. Said Indenture and said New Supplemental Indenture provide, among other things, that notice of redemption having been duly given, this bond or the portion hereof which shall have been called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been duly deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and that whenever the redemption price hereof shall have been duly deposited with the Trustee and notice of redemption shall have been duly given or provision therefor made as provided in said Indenture, this bond or the portion hereof which shall have been called for redemption shall no longer be entitled to any lien or benefit of said Indenture.

          In the event that this bond shall not be presented for payment when the principal hereof becomes due, either at maturity or otherwise or at the date fixed for the redemption hereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when this bond is so due, funds sufficient to pay the principal (and premium, if any) of this bond, together with all interest due hereon to the date of maturity of this bond, or to the date fixed for the redemption hereof, for the use and benefit of the registered owner hereof, then all liability of the Company to the registered owner hereof for the payment of the principal hereof (and premium, if any) and interest hereon shall forthwith cease, determine and be completely discharged.

          In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

          This bond is transferable without charge other than for any tax or other governmental charge incident thereto by the registered owner hereof in person, or by attorney duly authorized in writing, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, upon surrender and cancellation of this bond as provided in said New Supplemental Indenture, and upon any such transfer a new registered bond (or bonds), of the same series, for the same aggregate principal amount will be issued to the transferee (or transferees) in exchange therefor.

          In the manner and subject to the limitations provided in said New Supplemental Indenture, bonds of the New Series may, at the option of the registered owner and upon surrender at said office or agency, be exchanged without charge for bonds of the New Series of the same aggregate principal amount in larger or smaller authorized denominations.

          No recourse shall be had for the payment of the principal of or interest or premium (if any) on this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

          This bond shall not be valid or become obligatory for any purpose unless and until the certificate endorsed hereon shall have been executed by the Trustee or its successor in trust under said
Indenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              COLUMBUS SOUTHERN POWER COMPANY


                              By:
                                   Vice President


(SEAL)


                              Attest:
                                   Assistant Secretary



                      TRUSTEE'S CERTIFICATE

This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and New Supplemental
Indenture.

     CITIBANK, N.A.,
     as Trustee,


By:
     Authorized Officer



                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                 7.45% SERIES DUE MARCH 1, 2024


          (If redeemed during
          the twelve months         Regular
          beginning March 1)       Redemption
                 Year                Price

                 2004                103.73%
                 2005                103.36
                 2006                102.98
                 2007                102.61
                 2008                102.24
                 2009                101.87
                 2010                101.49
                 2011                101.12
                 2012                100.75
                 2013                100.38
                 2014                100.00
                 2015                100.00
                 2016                100.00
                 2017                100.00
                 2018                100.00
                 2019                100.00
                 2020                100.00
                 2021                100.00
                 2022                100.00
                 2023                100.00



          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such note on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.

               FIFTY-FOURTH SUPPLEMENTAL INDENTURE




                 COLUMBUS SOUTHERN POWER COMPANY

     (formerly Columbus and Southern Ohio Electric Company)


                               TO


                         CITIBANK, N.A.,
                                         Trustee



                      Dated:  March 1, 1994





           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                  6.75% Series due May 1, 2004

                               and

           Creating an Issue of First Mortgage Bonds,
              Designated Secured Medium Term Notes,
                  7.60% Series due May 1, 2024



     Supplemental to Indenture of Mortgage and Deed of Trust
                     Dated September 1, 1940




                      TABLE OF CONTENTS

                                                             Page

PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
GRANTING CLAUSES . . . . . . . . . . . . . . . . . . . . . . .  2
HABENDUM . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
MATTERS TO WHICH THE CONVEYANCE IS SUBJECT . . . . . . . . . .  3
DECLARATION OF TRUST . . . . . . . . . . . . . . . . . . . . .  3


                           ARTICLE I.

             First Mortgage Bonds of the New Series

SECTION 1.  Creation of series; designation; date;
            maturity; place of payment of principal
            and interest; rate of interest; time of
            payment of interest; record date . . . . . . . . .  3

SECTION 2.  Redemption . . . . . . . . . . . . . . . . . . . .  5

SECTION 3.  Form of bonds of the New Series. . . . . . . . . .  6

SECTION 4.  Transfer and exchange of bonds of the New
            Series . . . . . . . . . . . . . . . . . . . . . .  6

                           ARTICLE II.

          First Mortgage Bonds of the Second New Series

SECTION 1.  Creation of series; designation; date;
            maturity; place of payment of principal
            and interest; rate of interest; time of
            payment of interest; record date . . . . . . . . .  6

SECTION 2.  Redemption . . . . . . . . . . . . . . . . . . . .  8

SECTION 3.  Form of bonds of the Second New Series . . . . . .  9

SECTION 4.  Transfer and exchange of bonds of the
            Second New Series. . . . . . . . . . . . . . . . .  9

                          ARTICLE III.

                Issue of Bonds of the New Series

Bonds may be issued as permitted by Article III
  of Indenture . . . . . . . . . . . . . . . . . . . . . . . . 10

                           ARTICLE IV.

             Issue of Bonds of the Second New Series

Bonds may be issued as permitted by Article III
  of Indenture . . . . . . . . . . . . . . . . . . . . . . . . 10

                           ARTICLE V.

                      Earnings Certificate

Extension of Provisions of Part II, and provisions for
  deletion of Part I, of subdivision 3(e) of Section 3
  of Article III of Indenture. . . . . . . . . . . . . . . . . 10

                           ARTICLE VI.

                Maintenance and Replacement Fund

Extension of Maintenance and Replacement Fund
  provisions of First Supplemental Indenture . . . . . . . . . 10


                          ARTICLE VII.

                           The Trustee

Responsibilities, duties and liabilities of Trustee. . . . . . 11

                          ARTICLE VIII.

                    Miscellaneous Provisions

SECTION 1.  Indenture and New Supplemental Indenture
            constitute one instrument. . . . . . . . . . . . . 11

SECTION 2.  Benefits limited to parties and holders of
            bonds. . . . . . . . . . . . . . . . . . . . . . . 11

SECTION 3.  Successors and assigns of Company bound. . . . .   11

SECTION 4.  Execution in counterparts. . . . . . . . . . . .   12

SECTION 5.  Address of the Company . . . . . . . . . . . . . . 12

TESTIMONIUM. . . . . . . . . . . . . . . . . . . . . . . . . . 12

SCHEDULE I . . . . . . . . . . . . . . . . . . . . . . . . . .I-1

SCHEDULE II. . . . . . . . . . . . . . . . . . . . . . . . . II-1



          FIFTY-FOURTH SUPPLEMENTAL INDENTURE, dated the first day of March, in the year One Thousand Nine Hundred Ninety Four (1994) (the "New Supplemental Indenture"), between Columbus Southern Power Company, the corporate title of which was, prior to September 10, 1987, Columbus and Southern Ohio Electric Company (hereinafter called the "Company"), a corporation duly organized and existing under and by virtue of the laws of the State of Ohio and having its principal office in the City of Columbus in said State, party of the first part, and Citibank, N.A., a national banking association incorporated and existing under and by virtue of the laws of the United States of America and having its principal place of business in the Borough of Manhattan, The City of New York in the State of New York, as Trustee under the Indenture of Mortgage and Deed of Trust, fifty-three indentures supplemental thereto and the Supplemental Agreement hereinafter mentioned, party of the second part,

                      W I T N E S S E T H :

          WHEREAS, the Company has heretofore executed and delivered to First National City Trust Company (then called City Bank Farmers Trust Company) and its successors in trust, as trustee, the Company's Indenture of Mortgage and Deed of Trust, dated the first day of September, 1940 (hereinafter referred to as the "Indenture"), for the security of all bonds of the Company to be outstanding under the Indenture and all indentures supplemental thereto, and by said Indenture, as supplemented, has conveyed to said trustee and its successors in trust, upon certain trusts, terms and conditions, and with and subject to certain provisos and covenants therein contained, all and singular the property which the Company then owned or should thereafter acquire, excepting any property expressly excepted by the terms of the Indenture; and

          WHEREAS, the Indenture has been supplemented by fifty-three supplemental indentures; and

          WHEREAS, by a certain Supplemental Agreement, dated April 26, 1962, said First National City Trust Company has been succeeded by the party of the second part hereto, Citibank, N.A. (then called First National City Bank) (hereinafter referred to as the "Trustee"), as trustee under the Indenture and all indentures supplemental thereto; and

          WHEREAS, the Indenture provides that the bonds issuable thereunder may be issued in one or more series and that, with respect to each series of bonds, the Company shall execute and deliver to the Trustee a supplemental indenture which specifies the designation, terms and provisions of the bonds of such series, as required in or permitted by the Indenture; and

          WHEREAS, the Company has heretofore issued under the Indenture as heretofore supplemented fifty-eight series of bonds;
and

          WHEREAS, in addition to the property described in the Indenture, and the Second through Sixteenth and Eighteenth through Fifty-Third Supplemental Indentures supplemental thereto, the Company has acquired the property hereinafter described, and has covenanted in the Indenture to execute and deliver such further conveyances and transfers as may be necessary or proper for the better assuring and confirming to the Trustee of all or any part of the trust estate; and

          WHEREAS, the Company desires, without limiting hereby the principal amount of bonds of any Series heretofore created, or which may hereafter be issued under the Indenture as heretofore supplemented and as supplemented by this New Supplemental Indenture, to create by this New Supplemental Indenture two new series of bonds to be issued under the Indenture and to specify the designation, terms and provisions of the bonds of such series as in the Indenture provided or permitted; and

          WHEREAS, all the conditions and requirements necessary to make this New Supplemental Indenture, when duly executed, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this New Supplemental Indenture in the form and with the terms hereof have in all respects been duly authorized by resolution of the board of directors of the Company;

          NOW, THEREFORE, in consideration of the premises, and in further consideration of the sum of One Dollar ($1.00) in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this New Supplemental Indenture, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, the Company has executed and delivered this New Supplemental Indenture and has granted, bargained, sold, warranted, aliened, remised, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents does grant, bargain, sell, warrant, alien, remise, release, convey, assign, transfer, mortgage, pledge, set over and confirm, unto Citibank, N.A., as Trustee as aforesaid, and to its successors in trust and to its and their assigns, forever, all of the property and interests in property, including all electric transmission lines of the Company and related equipment, all electric distribution systems and related equipment, all electric substations, switching stations and sites, all office buildings, service buildings, garages, and related facilities, all facilities for the handling and storage of fuel including coal handling and related facilities, and all other real property of the Company and all interests therein of every nature and description (except in all of the foregoing cases, property excepted and excluded from the lien and operation of the Indenture) constructed or otherwise acquired by the Company and not heretofore described in the Indenture or in any indenture supplemental thereto and not heretofore released from the lien of the Indenture, together with all and singular the tenements, hereditaments and appurtenances whatsoever belonging or in any wise appertaining to the aforesaid property or any part thereof; and the reversion and reversions, remainder and remainders, and the incomes, rents, issues and profits thereof, and of every part and parcel thereof; and all of the estate, right, title, interest, property, claim and demand of every nature and kind whatsoever of the Company at law, in equity or otherwise howsoever, of, in and to the same and every part and parcel thereof.

          Also, to the extent permitted by law, the Company's interest in any other property, real, personal and mixed (except as may have been expressly provided in the Indenture to be excepted from the lien thereof) of whatsoever kind and character and all appurtenances thereto, including (but without limiting the generality of the foregoing) all and singular its corporate, municipal and other franchises, permits, ordinances, consents, privileges, immunities and licenses of every kind, description and character.

          TO HAVE AND TO HOLD the foregoing properties unto the Trustee, and its successors and assigns, to and for the only proper use, benefit and behalf of the Trustee, and its successors and assigns forever:

          SUBJECT, HOWEVER, to the exceptions and reservations and matters hereinabove recited; to existing leases; to taxes and assessments not in default; to alleys, streets and highways that may run across or encroach upon said lands; to undetermined liens and charges, if any, incidental to construction; to easements, rights-of-way, reservations, and restrictions (other than easements, rights-of-way, reservations or restrictions securing, or constituting a lien or charge for, the payment of money or its equivalent) existing by operation of law or otherwise, over, under, upon or against such property; to mortgages, encumbrances or other liens (existing at the date of acquisition) on properties and franchises acquired after the date of the Indenture; to purchase money mortgages upon properties and franchises, acquired after the date of the Indenture, created by the Company at the time of acquisition of such properties and franchises; to permissible encumbrances, as the term "permissible encumbrances" is defined in Article I of the Indenture; and to the Indenture.

          IN TRUST NEVERTHELESS, for the purposes, to the extent, upon the conditions and for the period stated or provided in the Indenture and the indentures supplemental thereto.

          THIS INDENTURE FURTHER WITNESSETH, that in further consideration of the premises and for the considerations aforesaid, it is agreed by and between the Company, for itself and its successors and assigns, and the Trustee, for itself and its successor or successors in trust under the Indenture, as follows:

                           ARTICLE XV.

             First Mortgage Bonds of the New Series

          SECTION 1. There is hereby created, in addition to the fifty-eight series of bonds heretofore created under and secured by the Indenture and the series of bonds created in Article II of this New Supplemental Indenture, a fifty-ninth series of bonds to be issued under and secured by the Indenture, to be designated, distinguished and known as "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.75% Series due May 1, 2004" of the Company (herein called "bonds of the New Series"). Bonds of the New Series may be issued in an aggregate principal amount not to exceed $50,000,000 (except as provided in Section 8 of Article II of the Indenture). Said bonds shall forthwith be executed on behalf of the Company by its Chairman of the Board, President or a Vice President, under its corporate seal, attested by its Secretary or an Assistant Secretary, and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company, subject, however, to all the terms, conditions and limitations in Article III of the Indenture, as heretofore supplemented.

          Unless otherwise determined by the Company, the bonds of the New Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof. The bonds of the New Series shall mature on the date specified in their title, the principal of and premium (if any) and interest on the bonds of the New Series shall be payable in lawful money of the United States of America; the place where such principal and premium (if any) and such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of May and November of each year (commencing May 1, 1994) and on their maturity date.

          The person in whose name any bond of the New Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the New Series upon any registration of transfer or exchange thereof (including an exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) is registered on a subsequent record date for such payment established as hereinafter provided. A subsequent record date may be established by the Company by notice mailed to the holders of bonds not less than fifteen days preceding such record date. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "record date" as used in this Section with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall mean the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the New Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the New Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the New Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the New Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the New Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the New Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date (other than interest payable upon redemption or maturity) shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the May 1 or November 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or maturity date, as the case may be, to such Business Day.

          SECTION 2. The bonds of the New Series shall be redeemable prior to maturity at the option of the Company on or after May 1, 1999 in whole at any time or in part from time to time selected in any manner deemed proper by the Trustee, on notice given in the manner and with the effect provided in Article IV of the Indenture, and as in this Section 2 provided, and as further set forth in the form of bond contained in Schedule I to this New Supplemental Indenture.

          In case the Company shall at any time elect to redeem all or any part of the bonds of the New Series it shall give notice to the effect that it has elected to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of redemption of a part of the bonds of the New Series the distinctive numbers of the bonds to be redeemed, and in every case stating in substance that on said date there will become and be due and payable upon each bond so to be redeemed, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the redemption price thereof (or of a specified portion thereof in the case of partial redemption), and that on and after such date interest thereon will cease to accrue.

          Such notice shall be mailed by the Company, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof.

          SECTION 3.     The form of bonds of the New Series and
the Trustee's certificate endorsed thereon shall be substantially as set forth in Schedule I to this New Supplemental Indenture.

          SECTION 4. Bonds of the New Series may, at the option of the registered owners thereof and upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, be exchanged without charge for bonds of the same series and aggregate principal amount but of different authorized denomination or denominations.

          Bonds of the New Series so surrendered shall, if required by the Company or the Trustee, be accompanied by a proper transfer power duly executed by the registered owner transferring such bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee.

          All bonds so surrendered shall be forthwith canceled and destroyed, and the Trustee will furnish a certificate of such destruction to the Company.

          All bonds executed, authenticated and delivered in exchange for bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the bonds in exchange for which they are executed, authenticated and delivered.

          For any registration of transfer of bonds of the New Series, the Company at its option may require only the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto. The Company shall not be required to make any such transfer or exchange of bonds of the New Series for a period of sixteen (16) days next preceding any interest payment date or next preceding any selection of bonds of the New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of bonds of the New Series designated for redemption in whole or in part.

                          ARTICLE XVI.

          First Mortgage Bonds of the Second New Series

          SECTION 1. There is hereby created, in addition to the fifty-eight series of bonds heretofore created under and secured by the Indenture and the series of bonds created in Article I of this New Supplemental Indenture, a sixtieth series of bonds to be issued under and secured by the Indenture, to be designated, distinguished and known as "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.60% Series due May 1, 2024" of the Company (herein called "bonds of the Second New Series"). Bonds of the Second New Series may be issued in an aggregate principal amount not to exceed $50,000,000 (except as provided in Section 8 of Article II of the Indenture). Said bonds shall forthwith be executed on behalf of the Company by its Chairman of the Board, President or a Vice President, under its corporate seal, attested by its Secretary or an Assistant Secretary, and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company, subject, however, to all the terms, conditions and limitations in Article III of the Indenture, as heretofore supplemented.

          Unless otherwise determined by the Company, the bonds of the Second New Series shall be issued in fully registered form without coupons in denominations of $1,000 and integral multiples thereof. The bonds of the Second New Series shall mature on the date specified in their title, the principal of and premium (if any) and interest on the bonds of the Second New Series shall be payable in lawful money of the United States of America; the place where such principal and premium (if any) and such interest shall be payable shall be the office or agency of the Company in said Borough of Manhattan, The City of New York, provided that at the option of the Company interest may be mailed to registered owners of the bonds at their respective addresses that appear on the register thereof; and the rate of interest shall be the rate per annum specified in the title thereof, payable semi-annually on the first days of May and November of each year (commencing May 1, 1994) and on their maturity date.

          The person in whose name any bond of the Second New Series is registered at the close of business on any record date (as hereinbelow defined) with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond of the Second New Series upon any registration of transfer or exchange thereof (including an exchange effected as an incident to a partial redemption thereof) subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond (or any bond or bonds issued, directly or after intermediate transactions, upon transfer or exchange or in substitution thereof) is registered on a subsequent record date for such payment established as hereinafter provided. A subsequent record date may be established by the Company by notice mailed to the holders of bonds not less than fifteen days preceding such record date. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "record date" as used in this Section with respect to any regular semi-annual interest payment date (other than interest payable upon redemption or maturity) shall mean the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as defined hereinbelow), the next preceding Business Day. The term "Business Day" with respect to any bond of the Second New Series shall mean any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on such bond of the Second New Series are authorized or required by law, regulation or executive order to remain closed.

          Every registered bond of the Second New Series shall be dated the date of authentication ("Issue Date") and shall bear interest computed on the basis of a 360-day year consisting of twelve 30-day months from its Issue Date or from the latest semi-annual interest payment date to which interest has been paid on the bonds of the Second New Series preceding the Issue Date, unless such Issue Date be an interest payment date to which interest is being paid on the bonds of the Second New Series, in which case it shall bear interest from its Issue Date or unless the Issue Date be the record date for the interest payment date first following the date of original issuance of bonds of the Second New Series (the "Original Issue Date") or a date prior to such record date, then from the Original Issue Date; provided, that, so long as there is no existing default in the payment of interest on said bonds, the holder of any bond authenticated by the Trustee between the record date for any regular semi-annual interest payment date and such interest payment date (other than interest payable upon redemption or maturity) shall not be entitled to the payment of the interest due on such interest payment date and shall have no claim against the Company with respect thereto; provided, further, that, if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then any such bond shall bear interest from the May 1 or November 1, as the case may be, next preceding its Issue Date, to which interest has been paid or, if the Company shall be in default with respect to the interest payment date first following the Original Issue Date, then from the Original Issue Date.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or maturity date, as the case may be, to such Business Day.

          SECTION 2. The bonds of the Second New Series shall be redeemable prior to maturity at the option of the Company on or after May 1, 2004 in whole at any time or in part from time to time selected in any manner deemed proper by the Trustee, on notice given in the manner and with the effect provided in Article IV of the Indenture, and as in this Section 2 provided, and as further set forth in the form of bond contained in Schedule II to this New Supplemental Indenture.

          In case the Company shall at any time elect to redeem all or any part of the bonds of the Second New Series it shall give notice to the effect that it has elected to redeem all or a part thereof, as the case may be, on a date therein designated, specifying in case of redemption of a part of the bonds of the Second New Series the distinctive numbers of the bonds to be redeemed, and in every case stating in substance that on said date there will become and be due and payable upon each bond so to be redeemed, at the office or agency of the Company in the Borough of Manhattan, The City of New York, the redemption price thereof (or of a specified portion thereof in the case of partial redemption), and that on and after such date interest thereon will cease to accrue.

          Such notice shall be mailed by the Company, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof.

          SECTION 3. The form of bonds of the Second New Series and the Trustee's certificate endorsed thereon shall be substantially as set forth in Schedule II to this New Supplemental Indenture.

          SECTION 4. Bonds of the Second New Series may, at the option of the registered owners thereof and upon surrender thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, be exchanged without charge for bonds of the same series and aggregate principal amount but of different authorized denomination or denominations.

          Bonds of the Second New Series so surrendered shall, if required by the Company or the Trustee, be accompanied by a proper transfer power duly executed by the registered owner transferring such bond to the Company, and the signature to such transfer power shall be guaranteed to the satisfaction of the Trustee.

          All bonds so surrendered shall be forthwith canceled and destroyed, and the Trustee will furnish a certificate of such destruction to the Company.

          All bonds executed, authenticated and delivered in exchange for bonds so surrendered shall be valid obligations of the Company, evidencing the same debt as the bonds surrendered, and shall be secured by the same lien and be entitled to the same benefits and protection as the bonds in exchange for which they are executed, authenticated and delivered.

          For any registration of transfer of bonds of the Second New Series, the Company at its option may require only the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto. The Company shall not be required to make any such transfer or exchange of bonds of the Second New Series for a period of sixteen (16) days next preceding any interest payment date or next preceding any selection of bonds of the Second New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of bonds of the Second New Series designated for redemption in whole or in part.

                          ARTICLE XVII.

                Issue of Bonds of the New Series

          The bonds of the New Series may be executed, authenticated and delivered as permitted by the provisions of
Article III of the Indenture, as supplemented.

                         ARTICLE XVIII.

             Issue of Bonds of the Second New Series

          The bonds of the Second New Series may be executed, authenticated and delivered as permitted by the provisions of
Article III of the Indenture, as supplemented.

                          ARTICLE XIX.

                      Earnings Certificate

          The provisions of Part II of subdivision 3(e) of Section 3 of Article III of the Indenture shall remain in effect so long as any bonds of the New Series and the Second New Series are outstanding to the same extent as if the provisions of said Part II were repeated in this New Supplemental Indenture with the words "bonds of the New Series" and "bonds of the Second New Series" substituted in place of the words "bonds of the Twenty-Seventh Series" wherever such words appear in said Part II of subdivision 3(e) of Section 3 of the Article III of the Indenture.

          The provisions of Part I of subdivision 3(e) of Section 3 of Article III of the Indenture shall, as provided in Section 2 of Article IV of the Twenty-Eighth Supplemental Indenture, when none of the bonds of any of the twenty-six series created prior to October 1, 1980 shall be outstanding, be deleted from subdivision 3(e) of Section 3 of Article III of the Indenture and be of no further force or effect for any purpose under the Indenture.

                           ARTICLE XX.

                Maintenance and Replacement Fund

          The provisions of Article IV of the first indenture supplemental to the Indenture are hereby continued in effect so long as any bonds of the New Series and the Second New Series are outstanding hereunder, as if the words "bonds of the New Series" and "bonds of the Second New Series" were substituted for the words "bonds of 3-1/4% Series" wherever they appear in said Article IV. Any filing of documents under the provisions of said Article IV shall also constitute filing hereunder.

                          ARTICLE XXI.

                           The Trustee

          The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this New Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this New Supplemental Indenture other than as set forth in the Indenture; and this New Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture.

          The Trustee hereby certifies that its precise name and address as Trustee hereunder is Citibank, N.A., 111 Wall Street,
New York, New York 10043.

                          ARTICLE XXII.

                    Miscellaneous Provisions

          SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Indenture, as heretofore supplemented and amended, shall be deemed to be incorporated in, and made a part of, this New Supplemental Indenture; and the Indenture, as heretofore supplemented and amended, and as supplemented by this New Supplemental Indenture, is in all respects ratified and confirmed; and the Indenture, as heretofore supplemented and amended, and this New Supplemental Indenture shall be read, taken and construed as one and the same instrument.

          SECTION 2. Nothing in this New Supplemental Indenture is intended, or shall be construed, to give to any person or corporation, other than the parties hereto and the holders of bonds issued and to be issued under and secured by the Indenture, any legal or equitable right, remedy or claim under or in respect of this New Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this New Supplemental Indenture being intended to be, and being, for the sole and exclusive benefit of the parties hereto and of the holders of bonds issued and to be issued under the Indenture and secured thereby.

          SECTION 3. All covenants, promises and agreements in this New Supplemental Indenture contained by or on behalf of the Company shall bind its successors and assigns whether so expressed or not.

          SECTION 4.     This New Supplemental Indenture may be
executed in any number of counterparts, and each of such counterparts when so executed shall be deemed to be an original;
but all such counterparts shall together constitute but one and the same instrument.

          SECTION 5.     The Company hereby certifies that its
precise name and address is Columbus Southern Power Company, 215
North Front Street, Columbus, Ohio 43215.

          IN WITNESS WHEREOF, COLUMBUS SOUTHERN POWER COMPANY has caused this New Supplemental Indenture to be executed by its Chairman of the Board, President, a Vice President or an Assistant Treasurer, and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and Citibank, N.A., as Trustee as aforesaid, has caused the same to be executed by one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by one of its Assistant Vice Presidents, as of the day and year first above written.

                                  COLUMBUS SOUTHERN POWER COMPANY

[Corporate Seal]

                                   By: ./s/ B. M. Barber . .
                                        (B. M. Barber)
                                        Assistant Treasurer
Attest:

./s/ Jeffrey D. Cross . . . . . . .
     (Jeffrey D. Cross)
     Assistant Secretary


Signed, sealed, acknowledged and
  delivered by COLUMBUS SOUTHERN
  POWER COMPANY in the presence of:


./s/ A. A. Pena . . . . . . . . . .
     (A. A. Pena)


./s/ John M. Adams, Jr. . . . . . .
     (John M. Adams, Jr.)


                                   CITIBANK, N.A.
                                   as Trustee, as
                              hereinbefore set forth,

[Corporate Seal]

                                   By: . /s/ E. J. Jaworski.
                                        (E. J. Jaworski)
                                         Vice President
Attest:


./s/ Carol Ng . . . . . . . . .
     (Carol Ng)
  Assistant Vice President


Signed, sealed, acknowledged and
  delivered by CITIBANK, N.A.,
  Trustee, in the presence of:


./s/ J. Berger. . . . . . . . .
     (J. Berger)


./s/ Jose R. Gonzalez . . . . .
     (Jose R. Gonzalez)



STATE OF OHIO      )
                )  ss.:
COUNTY OF FRANKLIN )


          On this 28th day of February, A.D. 1994, personally appeared before me, a Notary Public within and for said County in the State aforesaid, B. M. Barber and Jeffrey D. Cross, to me known and known to me to be respectively an Assistant Treasurer and Assistant Secretary of COLUMBUS SOUTHERN POWER COMPANY, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign and seal said instrument as such Assistant Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Assistant Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio, this 28th day of February, A.D.
1994.

[Notarial Seal]

                    ./s/ Mary M. Soltesz. . . .
                          MARY M. SOLTESZ
                    Notary Public, State of Ohio
              My Commission Expires July 13, 1994



STATE OF NEW YORK  )
                )  ss.:
COUNTY OF NEW YORK )


          On this 1st day of March, A.D. 1994, personally appeared before me, a Notary Public within and for said County in the State aforesaid, E. J. Jaworski and Carol Ng, to me known and known to me to be respectively a Vice President and Assistant Vice President of CITIBANK, N.A., the corporation named in and which executed the foregoing instrument as Trustee as therein set forth, who severally acknowledged that they did sign and seal said instrument as such Vice President and Assistant Vice President for and on behalf of said corporation and that the same is their free act and deed as such Vice President and Assistant Vice President, and the free and corporate act and deed of said corporation as such Trustee.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal at New York, New York, this 1st day of March, A.D.
1994.

[Notarial Seal]

                    ./s/ Peter M. Pavlyshin . . .
                            PETER M. PAVLYSHIN
                     Notary Public, State of New York
                              No. 41-4991297
                        Qualified in Queens County
                    Certificate Filed in New York County
                    Commission Expires January 27, 1996
                        _________________


          This instrument was prepared by JEFFREY D. CROSS, 1 Riverside Plaza, Columbus, Ohio 43215.



                           SCHEDULE I



                 COLUMBUS SOUTHERN POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 6.75%
                     SERIES DUE MAY 1, 2004


Bond No:
Original Issue Date:  March 9, 1994
Principal Amount:
Semiannual Interest Payment Dates:  May 1 and November 1
Record Dates:  April 15 and October 15
CUSIP No:  19958L AX 3

          COLUMBUS SOUTHERN POWER COMPANY (hereinafter called the "Company"), a corporation of the State of Ohio, for value received,
hereby promises to pay to             or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on May 1 and November 1 of each year (commencing May 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one, of the series hereinafter specified, of a duly authorized issue of bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated September 1, 1940, duly executed by the Company to City Bank Farmers Trust Company, as trustee (Citibank, N.A., as successor trustee, herein called the "Trustee"), to which Indenture and all indentures supplemental thereto, including the New Supplemental Indenture hereinafter referred to, reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the bearers or registered owners of the bonds and of the Trustee in respect of such security.

          As provided in said Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 6.75% Series due May 1, 2004" (herein called "bonds of the New Series") created by a Fifty-fourth Supplemental Indenture dated March 1, 1994 (the "New Supplemental Indenture"), as provided for in said Indenture.

          The interest payable on any May 1 or November 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said New Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the New Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date or the maturity date, as the case may be, to such Business Day.

          To the extent permitted by said Indenture, modifications or alterations of said Indenture or of any indenture supplemental thereto and of the rights and obligations of the Company and of the bearers or registered owners of the bonds and coupons may be made with the consent of the Company by an affirmative vote of the bearers or registered owners of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote at a meeting of bondholders called and held as provided in said Indenture and by an affirmative vote of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote of each series affected by such modification or alteration in case one or more, but less than all, of the series of bonds then outstanding under said Indenture are so affected; provided, however, that no such modification or alteration shall be made which will (a) affect the terms of payment of the principal of or interest or premium (if any) on this bond, or the right of any bondholder to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond, or (b) permit the creation by the Company of any mortgage lien ranking prior to or on a parity with the lien of said Indenture or any indenture supplemental thereto, with respect to any property covered thereby, otherwise than as permitted by said Indenture, or (c) reduce the above sixty-six and two-thirds per cent. (66-2/3%) voting requirement; all as more fully provided in said Indenture.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the New Series for a period of sixteen days next preceding any interest payment date, or next preceding any selection of bonds of the New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the New Series designated for redemption in whole or in part.

          The bonds of the New Series may be redeemed by the Company on or after May 1, 1999 at its option, in whole at any time or in part from time to time (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to 100.00% of the principal amount thereof, together in each case with accrued interest to the date fixed for redemption.

          Except as otherwise provided in said New Supplemental Indenture, notice of any redemption of bonds to be redeemed at the option of the Company shall be mailed, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof; all subject to the conditions set forth and as more fully provided in said Indenture and said New Supplemental Indenture. Said Indenture and said New Supplemental Indenture provide, among other things, that notice of redemption having been duly given, this bond or the portion hereof which shall have been called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been duly deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and that whenever the redemption price hereof shall have been duly deposited with the Trustee and notice of redemption shall have been duly given or provision therefor made as provided in said Indenture, this bond or the portion hereof which shall have been called for redemption shall no longer be entitled to any lien or benefit of said Indenture.

          In the event that this bond shall not be presented for payment when the principal hereof becomes due, either at maturity or otherwise or at the date fixed for the redemption thereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when this bond is so due, funds sufficient to pay the principal (and premium, if any) of this bond, together with all interest due hereon to the date of maturity of this bond or to the date fixed for the redemption hereof, for the use and benefit of the registered owner hereof, then all liability of the Company to the registered owner hereof for the payment of the principal hereof (and premium, if any) and interest hereon shall forthwith cease, determine and be completely discharged.

          In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

          This bond is transferable without charge other than for any tax or other governmental charge incident thereto by the registered owner hereof in person, or by attorney duly authorized in writing, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, upon surrender and cancellation of this bond as provided in said New Supplemental Indenture, and upon any such transfer a new registered bond (or bonds), of the same series, for the same aggregate principal amount will be issued to the transferee (or transferees) in exchange therefor.

          In the manner and subject to the limitations provided in said New Supplemental Indenture, bonds of the New Series may, at the option of the registered owner and upon surrender at said office or agency, be exchanged without charge for bonds of the New Series of the same aggregate principal amount in larger or smaller authorized denominations.

          No recourse shall be had for the payment of the principal of or interest or premium (if any) on this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

          This bond shall not be valid or become obligatory for any purpose unless and until the certificate endorsed hereon shall have been executed by the Trustee or its successor in trust under said
Indenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              COLUMBUS SOUTHERN POWER COMPANY


                              By:
                                   Vice President


(SEAL)


                              Attest:
                                   Assistant Secretary


                      TRUSTEE'S CERTIFICATE

This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and New Supplemental
Indenture.

     CITIBANK, N.A.,
     as Trustee,


By:
     Authorized Officer



                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                  6.75% SERIES DUE MAY 1, 2004


            (If redeemed during
            the twelve months       Regular
            beginning May 1)       Redemption
                   Year              Price

                   1999              101.93%
                   2000              100.97
                   2001              100.00
                   2002              100.00
                   2003              100.00



          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such note on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.



                           SCHEDULE II



                 COLUMBUS SOUTHERN POWER COMPANY
                 FIRST MORTGAGE BOND, DESIGNATED
                 SECURED MEDIUM TERM NOTE, 7.60%
                     SERIES DUE MAY 1, 2024


Bond No:
Original Issue Date:  March 9, 1994
Principal Amount:
Semiannual Interest Payment Dates:  May 1 and November 1
Record Dates:  April 15 and October 15
CUSIP No:  19958L AZ 8

          COLUMBUS SOUTHERN POWER COMPANY (hereinafter called the "Company"), a corporation of the State of Ohio, for value received,
hereby promises to pay to             or registered assigns, the
Principal Amount set forth above on the maturity date specified in the title of this bond in lawful money of the United States of America, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and to pay to the registered holder hereof interest on said amount from the date of authentication of this bond (herein called the "Issue Date") or latest semi-annual interest payment date to which interest has been paid on the bonds of this series preceding the Issue Date, unless the Issue Date be an interest payment date to which interest is being paid, in which case from the Issue Date or unless the Issue Date be the record date for the interest payment date first following the Original Issue Date set forth above or a date prior to such record date, then from the Original Issue Date (or, if the Issue Date is between the record date for any interest payment date and such interest payment date, then from such interest payment date, provided, however, that if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, then from the next preceding semi-annual interest payment date to which interest has been paid on the bonds of this series, or if such interest payment date is the interest payment date first following the Original Issue Date set forth above, then from the Original Issue Date), at the rate per annum, until the principal hereof shall have become due and payable, specified in the title of this bond, payable on May 1 and November 1 of each year (commencing May 1, 1994) and on the maturity date specified in the title of this bond; provided that, at the option of the Company, such interest may be paid by check, mailed to the registered owner of this bond at such owner's address appearing on the register hereof.

          This bond is one, of the series hereinafter specified, of a duly authorized issue of bonds of the Company (herein called the "bonds") known as its "First Mortgage Bonds," issued and to be issued in one or more series under, and all equally and ratably secured by, an Indenture of Mortgage and Deed of Trust dated September 1, 1940, duly executed by the Company to City Bank Farmers Trust Company, as trustee (Citibank, N.A., as successor trustee, herein called the "Trustee"), to which Indenture and all indentures supplemental thereto, including the New Supplemental Indenture hereinafter referred to, reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the bonds are, and are to be, issued and secured, and the rights of the bearers or registered owners of the bonds and of the Trustee in respect of such security.

          As provided in said Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as therein provided, and this bond is one of a series entitled "First Mortgage Bonds, Designated Secured Medium Term Notes, 7.60% Series due May 1, 2024" (herein called "bonds of the New Series") created by a Fifty-fourth Supplemental Indenture dated March 1, 1994 (the "New Supplemental Indenture"), as provided for in said Indenture.

          The interest payable on any May 1 or November 1 (other than interest payable upon redemption or maturity) will, subject to certain exceptions provided in said New Supplemental Indenture, be paid to the person in whose name this bond is registered at the close of business on the record date, which shall be the April 15 or October 15, as the case may be, next preceding such interest payment date, or, if such April 15 or October 15 is not a Business Day (as hereinbelow defined), the next preceding Business Day. Interest payable upon redemption or maturity shall be paid to the person to whom principal is paid. The term "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or the city in which is located any office or agency maintained for the payment of principal of or premium, if any, or interest on bonds of the New Series are authorized or required by law, regulation or executive order to remain closed.

          If any semi-annual interest payment date, redemption date or the maturity date is not a Business Day, payment of amounts due on such date may be made on the next succeeding Business Day, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such interest payment date, redemption date, or the maturity date, as the case may be, to such Business Day.

          To the extent permitted by said Indenture, modifications or alterations of said Indenture or of any indenture supplemental thereto and of the rights and obligations of the Company and of the bearers or registered owners of the bonds and coupons may be made with the consent of the Company by an affirmative vote of the bearers or registered owners of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote at a meeting of bondholders called and held as provided in said Indenture and by an affirmative vote of not less than sixty-six and two-thirds per cent. (66-2/3%) in principal amount of the bonds entitled to vote of each series affected by such modification or alteration in case one or more, but less than all, of the series of bonds then outstanding under said Indenture are so affected; provided, however, that no such modification or alteration shall be made which will (a) affect the terms of payment of the principal of or interest or premium (if any) on this bond, or the right of any bondholder to institute suit for the enforcement of any such payment on or after the respective due dates expressed in this bond, or (b) permit the creation by the Company of any mortgage lien ranking prior to or on a parity with the lien of said Indenture or any indenture supplemental thereto, with respect to any property covered thereby, otherwise than as permitted by said Indenture, or (c) reduce the above sixty-six and two-thirds per cent. (66-2/3%) voting requirement; all as more fully provided in said Indenture.

          The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of principal or (subject to the provisions hereof) interest hereon and for all other purposes and the Company and the Trustee shall not be affected by any notice to the contrary.

          The Company shall not be required to make transfers or exchanges of bonds of the New Series for a period of sixteen days next preceding any interest payment date, or next preceding any selection of bonds of the New Series to be redeemed, and the Company shall not be required to make transfers or exchanges of any bonds of the New Series designated for redemption in whole or in part.

          The bonds of the New Series may be redeemed by the Company on or after May 1, 2004 at its option, in whole at any time or in part from time to time (a) if redeemed otherwise than by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to a percentage of the principal amount thereof determined as set forth in Annex A hereto under the heading "Regular Redemption Price" together in each case with accrued interest to the date fixed for redemption; or (b) if redeemed by the use or application of cash deposited pursuant to the maintenance and replacement fund provisions of Article IV of the Supplemental Indenture dated September 1, 1940 or cash deposited with or held by the Trustee representing the proceeds of insurance or released property pursuant to Section 2 of Article VIII of the Indenture, at an amount equal to 100.00% of the principal amount thereof, together in each case with accrued interest to the date fixed for redemption.

          Except as otherwise provided in said New Supplemental Indenture, notice of any redemption of bonds to be redeemed at the option of the Company shall be mailed, postage prepaid, at least thirty (30) days prior to the date of redemption, to the registered owners of bonds to be so redeemed, to the addresses that shall appear upon the register thereof; all subject to the conditions set forth and as more fully provided in said Indenture and said New Supplemental Indenture. Said Indenture and said New Supplemental Indenture provide, among other things, that notice of redemption having been duly given, this bond or the portion hereof which shall have been called for redemption shall become due and payable upon the redemption date and, if the redemption price shall have been duly deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and that whenever the redemption price hereof shall have been duly deposited with the Trustee and notice of redemption shall have been duly given or provision therefor made as provided in said Indenture, this bond or the portion hereof which shall have been called for redemption shall no longer be entitled to any lien or benefit of said Indenture.

          In the event that this bond shall not be presented for payment when the principal hereof becomes due, either at maturity or otherwise or at the date fixed for the redemption hereof, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when this bond is so due, funds sufficient to pay the principal (and premium, if any) of this bond, together with all interest due hereon to the date of maturity of this bond, or to the date fixed for the redemption hereof, for the use and benefit of the registered owner hereof, then all liability of the Company to the registered owner hereof for the payment of the principal hereof (and premium, if any) and interest hereon shall forthwith cease, determine and be completely discharged.

          In case an event of default as defined in said Indenture shall occur, the principal of this bond may become or be declared due and payable in the manner, with the effect, and subject to the conditions provided in said Indenture.

          This bond is transferable without charge other than for any tax or other governmental charge incident thereto by the registered owner hereof in person, or by attorney duly authorized in writing, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and at such other office or agency of the Company as the Company may from time to time designate, upon surrender and cancellation of this bond as provided in said New Supplemental Indenture, and upon any such transfer a new registered bond (or bonds), of the same series, for the same aggregate principal amount will be issued to the transferee (or transferees) in exchange therefor.

          In the manner and subject to the limitations provided in said New Supplemental Indenture, bonds of the New Series may, at the option of the registered owner and upon surrender at said office or agency, be exchanged without charge for bonds of the New Series of the same aggregate principal amount in larger or smaller authorized denominations.

          No recourse shall be had for the payment of the principal of or interest or premium (if any) on this bond, or for any claim based hereon or otherwise in respect hereof or of said Indenture or any indenture supplemental thereto, against any incorporator, or against any stockholder, director or officer, past, present or future, of the Company, as such, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability, whether at common law, in equity, by any constitution, statute or otherwise, of incorporators, stockholders, directors or officers being waived and released by every owner hereof by the acceptance of this bond and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of said Indenture.

          This bond shall not be valid or become obligatory for any purpose unless and until the certificate endorsed hereon shall have been executed by the Trustee or its successor in trust under said
Indenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              COLUMBUS SOUTHERN POWER COMPANY


                              By:
                                   Vice President


(SEAL)


                              Attest:
                                   Assistant Secretary


                      TRUSTEE'S CERTIFICATE

This bond is one of the bonds of the series designated therein, described in the within-mentioned Indenture and New Supplemental
Indenture.

     CITIBANK, N.A.,
     as Trustee,


By:
     Authorized Officer



                 ANNEX A TO FIRST MORTGAGE BOND,
              DESIGNATED SECURED MEDIUM TERM NOTE,
                  7.60% SERIES DUE MAY 1, 2024


            (If redeemed during
            the twelve months       Regular
            beginning May 1)       Redemption
                   Year              Price

                   2004              103.80%
                   2005              103.42
                   2006              103.04
                   2007              102.66
                   2008              102.28
                   2009              101.90
                   2010              101.52
                   2011              101.14
                   2012              100.76
                   2013              100.38
                   2014              100.00
                   2015              100.00
                   2016              100.00
                   2017              100.00
                   2018              100.00
                   2019              100.00
                   2020              100.00
                   2021              100.00
                   2022              100.00
                   2023              100.00



          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

_______________________________________
________________________________________________________________
________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
________________________________________________________________
ASSIGNEE) the within Bond and all rights thereunder, hereby
________________________________________________________________
irrevocably constituting and appointing such person attorney to
________________________________________________________________
transfer such note on the books of the Issuer, with full power of
________________________________________________________________
substitution in the premises.



Dated: ______________________      ____________________________



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Bond in every particular without alteration or enlargement or any change whatsoever.